SUMMARY PROSPECTUS
MAY 1, 2023Short-Term Bond Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling (866) 910-1232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2023, along with the Portfolio’s most recent annual report dated December 31, 2022, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from us at (866) 910-1232, free of charge. Instead, annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications electronically by signing up for eDelivery at NorthwesternMutual.com/eDelivery.
You may elect to receive all future shareholder reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling us at (866) 910-1232. Your election to receive shareholder reports in paper will apply to all future such reports.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.06%
Total Annual Portfolio Operating Expenses(1)	0.38%
(1)
Includes fees and expenses incurred indirectly by the Portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio's most recent annual report and Financial Highlights do not include the Acquired Fund Fees and Expenses.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53.69% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of
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Short-Term Bond Portfolio – Summary

investment grade debt securities. Investment grade securities are generally securities rated investment grade by major credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. Also, the Portfolio may invest up to 20% of net assets in foreign securities, including those of issuers located in emerging markets, consistent with its investment objective. Foreign securities held by the Portfolio may consist of both U.S. dollar and non-U.S. dollar denominated securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s effective dollar-weighted average maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio’s mortgage-related securities investments may include collateralized mortgage obligations as well as commercial and residential mortgage-backed securities. The Portfolio’s investments in asset-backed securities include asset-backed auto loans. The Portfolio may also invest in Rule 144A securities. The Portfolio may also utilize futures and forward contracts primarily to adjust the Portfolio’s duration and yield curve exposure, as well as to hedge foreign currency exposure. The Portfolio may invest in swap agreements, including the purchase or sale of credit default swaps and interest rate swaps (to take a position on interest rates moving either up or down) in keeping with its investment objective. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates.
The adviser uses both a “top down” and “bottom up” investment approach to construct the portfolio of investments. The top down investment approach involves an evaluation by the adviser of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The adviser then identifies sectors it believes have the best potential for performance based on its economic outlook. The bottom up investment approach focuses on fundamental research of individual issuers. The adviser integrates environmental, social, and governance (ESG) factors into its investment research process for certain investments. While ESG matters vary widely, the adviser generally considers ESG factors such as climate change, resource depletion, labor standards, diversity, human rights issues, and governance structure and practices. For certain types of investments, including, but not limited to, cash, currency positions, and particular types of derivatives, an ESG analysis may not be relevant or possible due to lack of data. Where ESG considerations are integrated into the investment research process, the adviser focuses on the ESG factors that it considers most likely to have a material impact on the performance of the holdings in the Portfolio. The adviser may conclude that other attributes of an investment outweigh ESG considerations when making investment decisions for the Portfolio.
Investment decisions reflect the adviser’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of various securities in which the Portfolio may invest.
The adviser may sell a portfolio security for a variety of reasons, such as to adjust the Portfolio’s average maturity, duration, or overall credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.
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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected and the adviser’s quality determinations with respect to securities that are unrated by the major credit rating agencies may be inaccurate, which could cause the Portfolio to underperform other mutual funds or lose money.
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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer.
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Debt Obligations of Foreign Governments Risk – The issuer of the foreign debt or the governmental authorities that control the repayment of such debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.
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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate, and liquidity risks, and the risk of missed opportunities in other investments. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks.
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ESG Risk – Incorporating the consideration of ESG factors in the investment process may result in the exclusion of certain securities for non-investment reasons and therefore the Portfolio may forego some market opportunities available to funds that do not consider ESG factors. The evaluation of ESG factors may affect the Portfolio’s exposure to certain issuers or industries and
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Short-Term Bond Portfolio – Summary

may not work as intended. The Portfolio may underperform other funds that do not consider ESG factors or that use different ESG factors to evaluate a security. Information used to evaluate ESG factors may not be readily available, complete or accurate, and may vary across providers and issuers, as ESG factors are not uniformly defined or assessed. There is no guarantee that evaluating ESG considerations for individual securities will positively contribute to the Portfolio’s performance results.
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Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in the value of its holdings compared with investments made in U.S. securities or in foreign, developed countries. Investments in emerging markets may be subject to political, economic, legal, market, and currency risks. Emerging market securities trade in smaller markets which may experience significant price and market volatility, fluctuations in currency values, interest rates and commodity prices, higher transaction costs, and the increased likelihood of the occurrence of trading difficulties, such as delays in executing, clearing and settling Portfolio transactions or in receiving payment of dividends. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting, financial reporting, and recordkeeping standards, and more limited investor protection provisions when compared with developed economies. Emerging market risks also may include unpredictable and changing political, economic and tax policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions in certain investments by other countries, such as the United States. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. Although economic reforms in China have recently liberalized trade policy and reduced government control, changes in these policies could adversely affect Chinese companies or investments in those companies and could substantially affect the value of China’s currency relative to the U.S. dollar. In addition, any public health threat or similar issue could have a significant impact on the Chinese economy, which in turn could adversely affect the Portfolio’s investments.
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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
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Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. A portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. For example, the market value of a fixed income portfolio with an average duration of five years generally would be expected to fall approximately 5% if interest rates rose by one percentage point.
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LIBOR Transition Risk – The risk related to the discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio may utilize LIBOR as their reference or benchmark rate. LIBOR is used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and derivatives. Certain of the USD LIBOR settings were discontinued at the end of 2021, and the remainder of the USD LIBOR settings are anticipated to be discontinued on June 30, 2023. Although the transition process away from the use of LIBOR has become increasingly well-defined and replacement reference rates have been established for all LIBOR currencies, the potential effects of the transition on the Portfolio or on certain instruments in which the Portfolio invests and which my utilize the LIBOR reference rate may be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Portfolio.
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Liquidity Risk – Fixed income and derivative investments can be difficult to purchase or sell at an advantageous time or price, if at all, during periods of reduced marketability for the investment or due to the size of the transaction. These risks may be magnified during periods of economic turmoil or in an extended economic downturn  or when investing in emerging markets.
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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments.
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Mortgage- and Asset-Backed Securities Risk – The Portfolio invests in collateralized mortgage obligations, mortgage-backed securities and asset-backed securities. Mortgage-related and other asset-backed securities are subject to interest rate risk, credit
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Short-Term Bond Portfolio – Summary

risk and liquidity risk as well as additional risks including prepayment and extension risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed auto loans are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles and may be subject to heightened credit risk.
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Prepayment and Extension Risk – Prepayment risk is the risk that principal on a debt obligation will be paid earlier than scheduled or expected, which could reduce yield and market value of the security and shorten the Portfolio’s average effective maturity. The rate of prepayments tends to increase as interest rates fall. Extension risk is the risk that, as interest rates rise, repayments on a debt obligation may occur more slowly than anticipated by the market and the obligation may remain outstanding longer.
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Underlying Portfolio Risk – The Portfolio may serve as an investment option, or “Underlying Portfolio,” for other portfolios of Northwestern Mutual Series Fund, Inc. that are managed as “fund of funds.” As a result, from time to time, the Portfolio may experience relatively large investments or redemptions from those other portfolios and could be required to invest cash or sell securities at a time when it is not advantageous to do so.
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U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
PERFORMANCE
The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio.  Returns are based on past results and are not an indication of future performance.  Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

	Quarter/Year	Return
Best Quarter	2nd quarter, 2020	4.14%
Worst Quarter	1st quarter, 2022	-2.56%
Average Annual Total Return
(for periods ended December 31, 2022)
	1 Yr	5 Yr	10 Yr
Short-Term Bond Portfolio	-4.52%	1.03%	0.98%
Bloomberg® 1-3 Year U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	-3.69%	0.92%	0.88%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average (reflects deductions for fees and expenses)	-3.88%	0.77%	0.85%
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC
Sub-Adviser: T. Rowe Price Associates, Inc. (TRPA)
Portfolio Manager: Michael F. Reinartz, CFA, Portfolio Manager and Chairman of TRPA's Short-Term Bond Investment Advisory Committee, joined TRPA in 1996 and has managed the Portfolio since 2015.
TAX INFORMATION
Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its
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Short-Term Bond Portfolio – Summary

separate accounts and the tax consequences to investors of owning such products.
COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.
NMSF-SP5Northwestern Mutual Series Fund, Inc. Prospectus